UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 19, 2010
(Date of earliest event reported)
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)		49464 (Zip Code)
(616) 654-3000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On July 23, 2010, Herman Miller, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission. The Company is filing this amended Current Report on Form 8-K/A to disclose the grant of 10,000 shares of restricted stock to Andrew J. Lock and to clarify salary information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 19, 2010, the Herman Miller, Inc. Board of Directors and the Executive Compensation Committee approved new base salary levels and established target payout percentages under the Executive Incentive Cash Bonus Plan and the Long Term Incentive Plan (LTIP) for the CEO and other key executives for fiscal year 2011. Achievement of the targets under the cash bonus plan is, in part, based upon economic value added (EVA) improvement from the previous year as determined by the Executive Compensation Committee. The table below presents the new base salaries effective as of July 19, 2010, and target percentages for the Company's named executive officers for the Company's 2011 fiscal year beginning May 30, 2010.

Name of Executive	Base Salary (1)	Target Bonus as a % of Normalized Salary	Target Value of Grants Under LTIP as a % of Normalized Salary
Brian C. Walker	$684,000	100%	225%
Gregory J. Bylsma	$285,000	60%	100%
Curtis S. Pullen	$333,000	60%	100%
Donald D. Goeman	$242,000	60%	90%
Andrew J. Lock	$314,000	60%	75%
Elizabeth A. Nickels	$263,000	60%	75%

(1) Base salary was established at 95% of the normalized salary of each named officer which is consistent with a company-wide salary reduction program. Prior to the partial salary restoration, the salaries of the named officers had been reduced below 95% of normalized salary. It is contemplated that the salaries of the named officers will be restored to 100% of normalized salaries at such time as a company wide salary restoration occurs.
In addition to the salary and LTIP target adjustments shown above, Mr. Lock received (1) a one time relocation package valued at approximately $200,000 which will cover the moving, temporary living and additional expatriation expenses involved in his relocation to the United Kingdom to assume his role as President-Herman Miller International and (2) a restricted stock grant of 10,000 shares, which will cliff vest in five years.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HERMAN MILLER, INC.
(Registrant)

Dated: September 3, 2010	By:	/s/ James E. Christenson
James E. Christenson
Senior Vice President, Legal Services and Secretary